SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 31, 2007
                      ------------------------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
                      ------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         203 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[__] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On August 31, 2007 the Company completed the conversion of all classes of its Preferred Stock to Common Stock, as shown in the table below:

            Class            # of Preferred Shares      # of Common Shares
            -----            ---------------------      ------------------
            Preferred A                     80,000                 616,447
            Preferred B                     80,000                 233,317
            Preferred C                    125,000                 500,000
                                                                   -------
            Total                                                1,349,764

Additionally, the holders of the Preferred C stock exercised 55,210 warrants at a price of $4, resulting in the issuance of an additional 55,210 shares of Common Stock. 19,331 of the Preferred C Warrants remain outstanding and expire in January of 2008.

The conversion of preferred stock and exercise of warrants brings the total number of outstanding shares of Common Stock to 3,713,789.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMEN PROPERTIES, INC.
                                        (Registrant)


                                        By:      /s/ Jon Morgan
                                            ------------------------------------
Date:    September 12, 2007                          Jon Morgan
                                                Chief Executive Officer





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